UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05379

SPROTT FOCUS TRUST, INC.

(Exact name of registrant as specified in charter)

Royal Bank Plaza, South Tower

200 Bay Street, Suite 2600

Toronto, Ontario, Canada M5J 2J1

(Address of principal executive offices)

The Prentice-Hall Corporation System, MA

7 St. Paul Street, Suite 820

Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 656-2401

Date of fiscal year end: December 31, 2022

Date of reporting period: January 1, 2022 – June 30, 2022

Item 1. Reports to Shareholders.

Semi-Annual Report

June 30, 2022

Managed Distribution Policy

The Board of Directors of Sprott Focus Trust, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”). Under the MDP, the Fund pays quarterly distributions at an annual rate of 6% of the rolling average of the prior four quarter-end net asset values, with the fourth quarter distribution being the greater of this annualized rate or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by the Fund’s MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders.

Performance

NAV Average Annual Total Returns

As of June 30, 2022 (%)

FUND	YTD[1]	1 YR	3 YR	5 YR	10 YR	15 YR	20 YR	SINCE INCEPTION	INCEPTION DATE
Sprott Focus Trust	(9.58)	(6.80)	10.50	7.78	8.69	5.20	9.07	9.25	11/1/96	[2]

INDEX
Russell 3000 TR3	(21.10)	(13.87)	9.77	10.60	12.57	8.36	9.14	8.77
[1]	Not Annualized; cumulative Year-to-Date.
[2]

Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA Inc. became the investment adviser and investment sub-adviser, respectively, of the Fund.

[3]

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 Total Return index measures the performance of the largest 3,000 U.S. companies. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.sprottfocustrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold.

The Fund is a closed-end registered investment company whose shares of common stock may trade at a discount to their net asset value. Shares of the Fund’s common stock are also subject to the market risks of investing in the underlying portfolio securities held by the Fund.

The Fund’s shares of common stock trade on the Nasdaq Select Market. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares of closed-end funds are sold on the open market through a stock exchange. For additional information, contact your financial advisor or call 203.656.2430. Investment policies, management fees and other matters of interest to prospective investors may be found in the closed-end fund prospectus used in its initial public offering, as revised by subsequent stockholder reports.

  |  1

MANAGER’S DISCUSSION
Sprott Focus Trust

Whitney George

DEAR FELLOW SHAREHOLDERS,

In our annual shareholder letter six months ago, we suggested that 2021’s fantastic performance was unlikely to be repeated any time soon. Further, we did express our optimism about the prospects for relative outperformance given the attractiveness of Sprott Focus Trust’s (FUND) portfolio on all relevant metrics. Our predictions proved to be right. For the first six months of 2022, FUND’s net asset value (NAV) declined by 9.58% and its market price return was negative 9.09%. This compares to a 21.10% decline in FUND’s benchmark, the Russell 3000 Total Return Index.

We have often said that we understand that you cannot spend relative performance. However, it is during difficult periods, like the first six months of 2022, when capital preservation is our main objective for FUND, a strategy that we believe is likely to lead to long-term outperformance. This is best displayed in longer-term performance measurements, for example, one-, three- and five-year returns. Based on NAV performance, Sprott Focus Trust declined 6.80% for the one-year period ended June 30, 2022, outperforming the negative 13.87% return for the Russell 3000 TR Index. FUND was up 10.50% and 7.78% for three and five-year periods, respectively, compared to 9.77% and 10.60% for the Russell 3000 TR Index. Over time, we expect to continue to gain positive traction in FUND’s longer-term performance comparisons.

In our January annual report letter, we wrote that we believed that our current inflation problems were longer term and structural in nature. While we were not expecting the Russia-Ukraine war to break out in late February, this tragedy has only further highlighted the massive issues we now face after decades of underinvestment (and even divestment) of critical infrastructure including energy and manufacturing. What was once politically popular is now practically disastrous. Western democracies have overleveraged and underinvested and we believe we are currently undergoing a generational reset. Federal Reserve (Fed) Chairman Jerome Powell and his colleagues are hell bent on reigning in inflation through historically large interest rate hikes and liquidity withdrawals by looking to the worn playbook of former Fed Chair Paul Volcker, who led the Fed from 1979 to 1987. What they, and many, are missing is that when the Fed took on inflation in the early 1980s, the U.S. debt-to-GDP (gross domestic product) ratio was 30% and our annual federal budget deficit was running at 2% of GDP.

Today, the U.S. debt-to-GDP ratio is 120% and our deficits are 6-7% of GDP before factoring in the impact of a likely recession. With the loss of tax receipts and the added government spending that comes with recessions, annual deficits will likely run in the double digits and potentially put us on course for a default. We believe that the Fed’s current course of action may cause a market accident that will be more painful than what has transpired in the first six months of 2022, i.e., the worst first-half equity returns since 1970. When this occurs, perhaps soon, the Fed will need to reverse course and continue the fiscal reset that is required. The world needs taxes inflated and a lower U.S. dollar to reprice its debt. This will help inflation to eventually decline, given that it is a year-over-year comparison of change. Consumers, who drive 70% of our economy, will continue to experience economic pain as these events unfold. On the other hand, the process is likely to be much less painful for companies that provide the materials to rebuild infrastructure or produce affordable, reliable energy for Western Economies.

We believe that consumers and markets will be under extreme pressure for several more months. Driven largely by higher energy prices, Inflation is now at levels not seen in 40 years, with June 2022 CPI figures 9% percent higher than a year ago (according to the Bureau of Labor Statistics). Inflation was last above 9% in November 1981. Higher inflation and rising interest rates may have already started a consumer recession. Most asset classes are predictably in decline after the Fed’s three rate hikes thus far in 2022, totaling 150 basis points, with more rate hikes expected. We recall that it took six one-quarter basis point (0.25%) interest rate hikes in later 1999 and early 2000 to burst the Dot.com Bubble and throw us into a recession with a bear market that lasted for three years. It took 17 one-quarter basis point (0.25%) hikes between 2004 and 2006 to lay the groundwork for the 2008-2009 global financial crisis (GFC) and recession. At the current pace, we believe that the Fed’s current rate hike cycle is nearing its end. Several markets are becoming dysfunctional, and one of the Fed’s primary mandates is to support market functionality.

In March, we suspended FUND’s daily share buyback program to focus our investments on individual names that had become disproportionately attractive relative to the overall portfolio. Daily and weekly individual stock price volatility created opportunities for us to buy, sell and then repurchase certain holdings, and to capture upside and downside moves that normally take several years. Having an absolute valuation discipline has become increasingly useful. While the second quarter earnings reporting season is about to begin, we feel that FUND’s portfolio has already priced in a significant recession, which may or may not happen. Like famed investor Warren Buffett, we are finding tremendous opportunities to get excited about in this market, at the risk of possibly being a bit early.

2  |  2022 Semi-Annual Report to Stockholders

MANAGER’S DISCUSSION

Portfolio Activity

As the decline in equity markets gathered pace in the second quarter of 2022, our disciplined investment approach allowed us to exercise great patience in waiting for the valuations of companies we like to reach compelling levels. We sold two positions during the six-month period, Aclara Resources and Franklin Resources. Aclara Resources is a rare earths junior development-stage company located in Chile that spun off from Hochschild Mining in December 2021. As a holder of Hochschild Mining, FUND received shares of Aclara. We sold the position given that the company faces significant permitting challenges as it seeks Chilean government and community approvals to begin mine construction. We also liquidated long-time holding Franklin Resources in favor of other higher-quality asset managers already in FUND’s portfolio. In recent years, Franklin has been on a buying spree to broaden and diversify its historically value-driven equity fund offerings. We received shares in Agnico Eagle Mines after its “merger of equals” with Kirkland Lake Gold was completed in February. The combined company will rank as the world’s third-largest gold producer behind Newmont Corporation and Barrick Gold, with expected Pro-forma production of 3.2 - 3.4 million ounces located in politically safe jurisdictions with strong land title laws. We initiated one new position of significance with the purchase of Steel Dynamics, a leading diversified carbon-steel producer and recycler in the U.S. You may recall our purchases of both Nucor Corporation and Schnitzer Steel in 2021. Steel Dynamics rounds out the Fund’s steel exposure with the company’s circular manufacturing model, invested entirely in electric arc furnace (EAF) technology, which primarily uses recycled scrap to produce new steel. In 2021, 84% of the material used in Steel Dynamics’ furnaces at its six EAF steel mills was recycled ferrous scrap and internally generated iron substitutes. The flexibility of EAF steel production allows Steel Dynamics to generate more consistent free cash flow throughout the production cycle as steel prices ebb and flow with economic activity and demand trends. Lastly, to ensure that our eyes remain laser focused on opportunities in names we either know well and/or have sold previously at much higher levels, we started to nibble on a collection of quality companies, including Exxon Mobil, Cirrus Logic, LAM Research and Sims Ltd. Position sizes are negligible, but we hope for a period of significant market dislocation to allow us to build out these positions in time. We firmly believe that lower near-term stock prices are the friend of the long-term investor.

Performance Contributors and Detractors

Top Contributions to Performance

Year-to-date through 6/30/2022 (%)1

Helmerich & Payne, Inc.	2.64
Cal-Maine Foods, Inc.	1.16
Pason Systems Inc.	1.03
Reliance Steel & Aluminum Co.	0.23
FRP Holdings Inc	0.15
[1]	Includes dividends.

Top Detractors from Performance

Year-to-date through 6/30/2022 (%)1

Western Digital Corporation	-1.37
DDH1 Ltd	-1.22
Buckle, Inc.	-1.22
Schnitzer Steel Industries, Inc. Class A	-1.17
Thor Industries, Inc.	-1.11
[1]	Net of dividends.

Figure 1

Figure 1 lists FUND’s top performance contributors and detractors for the first six months of 2022. We begin with the contributors. Helmerich & Payne, the leading drilling solutions provider to the North American energy industry, tops the list of contributors as its shares surged more than 80% during the first six months of the year and contributed 2.64% to FUND’s performance in the first half of 2022. Demand for drill rigs and related drilling services continued to recover from the deep trough that the COVID-19 pandemic created in 2020. The price of crude oil (WTI) reached a high of nearly $120 per barrel in June, creating an impetus for oil producers to drill, while drill rig pricing also improved. Recent commentary by Helmerich & Payne’s management that leading-edge day rates on super-spec rigs structured with performance contracts have reached prior near-peak levels drove the company’s shares materially higher. Cal-Maine Foods was FUND’s second-best contributor, adding 1.16% to overall performance. Cal-Maine is the largest fresh shell egg producer in the U.S. and its shares rose more than 30% during the period as egg prices climbed in response to high feed costs and Avian Influenza-driven supply disruptions. Pason Systems (contributed 1.03% to performance) was another beneficiary of the strength in energy markets this year since its leading oil and gas drilling technology solution enables energy producers to optimize drilling programs. The number of drilled but uncompleted (DUC) wells has declined in recent quarters as producers continued to underspend cash flow. DUC inventory is at an eight-year low, and more drilling is necessary. Reliance Steel also contributed positively during the first half of 2022 (adding 0.23% to performance) as strong and improving demand for Reliance’s steel products — from non-residential construction to automotive and semiconductor fab manufacturing —drove the company’s shares higher. Finally, FRP Holdings reported record Q1 2022 results in its mining royalty business and contributed 0.15% to FUND’s performance. High occupancy rates and rent increases on renewals of multi-family properties in Washington, D.C., for the first time since February of 2020, implied the return to a more normal and buoyant operating environment.

2022 Semi-Annual Report to Stockholders  |  3

MANAGER’S DISCUSSION

Western Digital led the top detractors for the period; the company’s shares slumped more than 30%, and our position detracted 1.37% from FUND’s performance. Strong demand from Cloud customers was mostly offset by weakness in the company’s Client and Consumer segments in 2022. Investors seem disinterested in Western Digital’s early June announcement of a review of strategic alternatives in its Flash and Hard Disk Drive (HDD) businesses which have struggled since Western Digital’s ill-fated 2016 acquisition of SanDisk. Any value that might be unlocked could remain unrealized if the company were to buy out its joint venture partner Kioxia, which has been put up for sale by its owners, Toshiba Corporation of Japan. DDH1 is a high-quality drilling contractor focused on Australia, which we purchased shortly after their IPO (initial public offering) in March of 2021; the holding detracted 1.22% from FUND’s results in the first half. Despite the business performing well in the continuing mining upcycle, shares inexplicably declined more than 40% during the first half of 2022. Having recently met with its CEO in our Sprott offices and having confirmed strong demand for its specialized drilling services, we remain favorably disposed toward our investment in DDH1. Shares in high-end denim retailer The Buckle, Inc. suffered and detracted 1.22% in performance, as the market started to worry about the impact of slowing consumer demand and as other retailers reported significant increases in inventories. While Buckle’s inventory levels were +19% sequentially in the most recent quarter, very strong operating margins indicate the quality of its business despite near-term worries about slowing demand. Schnitzer Steel was a recent purchase by FUND (H2 2021) and remains a very attractive long-term investment despite its recent share price weakness; the holding detracted 1.17% from performance. Schnitzer Steel’s shares declined along with others in the steel industry as near-term concerns over a potential recession obscured the long-term investment thesis. Schnitzer’s recycling business is central to that thesis since recycled metals require less carbon to produce than mined metals, providing an important solution for companies, industries and governments focused on carbon reduction. Its use of hydroelectric power is a strategic advantage in the trend toward lower carbon footprints among steel manufacturers. Lastly, shares in Thor Industries suffered during the first half of 2022 (costing FUND 1.11% in performance) as investors doubted the sustainability of recent strong demand trends for Recreational Vehicle (RV) sales. Thor has been a beneficiary of increased consumer preference for outdoor camping, brought on partly by the COVID-19 pandemic and “work from anywhere” employee arrangements.

Positioning

Top 10 Positions

(% of FUND’s 2022 Net Assets as of June 30, 2022)

Cal-Maine Foods, Inc.	4.9
Federated Hermes, Inc. Class B	4.9
Artisan Partners Asset Management, Inc. Class A	4.8
Pason Systems Inc.	4.7
Reliance Steel & Aluminum Co.	4.7
Thor Industries, Inc.	4.7
Helmerich & Payne, Inc.	4.6
Kennedy-Wilson Holdings, Inc.	4.4
AerSale Corporation	4.3
Westlake Corporation	4.2

Portfolio Sector Breakdown

(% of FUND’s 2022 Net Assets as of June 30, 2022)

Materials	34.3
Financials	17.1
Energy	10.0
Real Estate	9.8
Consumer Discretionary	8.0
Technology	7.1
Consumer Staples	6.1
Industrials	5.9
Cash & Cash Equivalents	1.7

Figure 2

As of June 30, 2022, Sprott Focus Trust was fully invested in 37 equity positions and held 1.7% in cash and cash equivalents. Cash is a by-product of the opportunity set we perceive in markets today, and our low cash position reflects our confidence in the long-term prospects of the companies we own. As shown in Figure 2, the Materials sector was the Fund’s greatest exposure at 34.4%. The mining upcycle in both precious and base metals continues. However, we are closely watching economic activity and the impact of the unfolding slowdown on miners and drilling contractors. Financial Services, at 17.1%, comprised the second largest exposure and is concentrated in asset managers, including Berkshire Hathaway. Eight of the previous period’s 10 largest positions remain, with the current top 10 comprising 46.22% of FUND’s net assets, nearly unchanged from six months ago.

4  |  2022 Semi-Annual Report to Stockholders

MANAGER’S DISCUSSION

Portfolio Diagnostics

Fund Net Assets	$235 million
Number of Holdings	37
2022 Annual Turnover Rate	11.68%
Net Asset Value	$7.93
Market Price	$7.56
Average Market Capitalization[1]	$3,044 million
Weighted Average P/E Ratio[2,3]	7.85x
Weighted Average P/B Ratio[2]	1.57x
Weighted Average Yield	2.55%
Weighted Average ROIC	28.82%
Weighted Average Leverage Ratio	1.99x
Holdings ≥75% of Total Investments	19
U.S. Investments (% of Net Assets)	72.83%
Non-U.S. Investments (% of Net Assets)	27.17%

Figure 3

[1]

Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Sprott believes offers a more accurate measure of average market cap than a simple mean or median.

[2]

Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings.

Outlook

As long-term value investors, we believe predicting markets is a fool’s errand. However, now that we are undeniably in a bear market, we can look to history for some guidance on how the markets and economy may evolve. Today’s bear market appears to resemble some combination of the bear markets that began in 2000 and 2020. In both cases, a withdrawal of global liquidity caused the bursting of speculative bubbles. In 2000, the Fed’s tightening cycle was intentional as the clocks were successfully turned over to a new century. In 2020, the economic shutdown in response to the COVID-19 pandemic was to blame. Today, the Fed is attempting to fight structural inflation over which it has no control. It did not cause the reversal of China from a deflationary force to an inflationary contributor. The Fed did not cause the political forces behind deglobalization. And the Fed had nothing to do with decarbonization goals that have resulted in bad energy policies. The recent historic 75 basis points rate hike and the next hikes that are expected is akin to administering electroshock therapy to a flu patient.

Few investors seem to be paying attention to our national fiscal position. We have often quoted Warren Buffet, “The debt doesn’t matter until it does, then it’s all that matters.” We believe that we are on a fast track to that discovery. We believe this bear market is likely to be far shorter than the drawdown in 2000 but is already longer than the 2020 experience. We find comfort that Berkshire Hathaway began aggressively deploying its massive cash balance in late winter/early spring this year. In the past, they have tended to be at least six months early in re-entering markets, so we believe that this bodes well for this coming fall. Most of the companies we own have been aggressively buying their own shares back at very attractive valuations, which has helped us increase our share in their businesses. FUND’s portfolio metrics have never been stronger or less expensive. We own a collection of high-returning, low-leveraged companies at less than half the index valuations. Therefore, we would expect continued relative outperformance through the remainder of this bear market and the potential for outsized absolute returns when market liquidity is restored.

Once again, I would like to thank my partner Matt Haynes for his ongoing research support and significant contributions to this letter. Additionally, Matt has taken on the role of Head of Sprott Asset Management’s ESG (environmental, social and governance) Committee. He has helped craft a thoughtful approach and process to address the growing investor interest and regulatory scrutiny in our team’s ESG research process. Finally, I remain grateful to the entire Sprott team, who make this job simple and fun (even in a bear market). I am very proud to serve as the new CEO of Sprott, Inc.

As always, I thank my fellow shareholders for your patience and support. Please reach out anytime with questions or concerns. These are challenging times, and we are eager to connect with our partners.

Sincerely,

W. Whitney George

Senior Portfolio Manager

July 20, 2022

2022 Semi-Annual Report to Stockholders  |  5

(This page intentionally left blank)

6  |  2022 Semi-Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE: FUND NAV: XFUNX

Average Annual Total Return (%) Through 6/30/22

	YTD	1 YR	3 YR	5 YR	10 YR	15 YR	20 YR	SINCE INCEPTION (11/1/96)[1]
FUND (NAV)	-9.58	-6.80	10.50	7.78	8.69	5.20	9.07	9.25

Relative Returns: Monthly Rolling Average Annual Return Periods1

15 Years through 6/30/22

On a monthly rolling basis, the Fund outperformed the Russell 3000 in 52.91% of all 10-year periods; 50.60% of all 5-year periods; and 45.79% of all 3-year periods and 48.82% of all 1-year periods.

*	Average of monthly rolling average annual total returns over the specified periods.

Market Price Performance History Since Inception (11/1/1996)1

Cumulative Performance of Investment2

Description	1 MO	QTD	YTD	1 YR	3 YR	5 YR	10 YR	15 YR	20 YR	SINCE INCEPTION
Sprott Focus Trust (MKT TR)	-11.29	-15.11	-9.09	-2.01	43.89	57.30	149.39	98.71	477.91	1014.73
Sprott Focus Trust (MKT Price)	(12.90)	(16.65)	(12.09)	(11.11)	12.17	2.58	20.38	(33.22)	10.37	72.80

[1]

Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA, Inc. became the investment adviser and investment sub-adviser, respectively, of the Fund.

[2]

Reflects the cumulative performance experience of a continuous common stockholder who reinvested all distributions and fully participated in the primary subscription of the Fund’s 2005 rights offering.

[3]	Reflects the actual month-end market price movement of one share as it has traded on Nasdaq.

Calendar Year Total Returns (%)

YEAR	FUND (NAV)
2021	22.9
2020	6.8
2019	32.7
2018	-17.0
2017	18.5
2016	24.8
2015	-11.1
2014	0.3
2013	19.7
2012	11.4
2011	-10.5
2010	21.8
2009	54.0
2008	-42.7
2007	12.2
2006	15.8
2005	13.7
2004	29.3
2003	54.3
2002	-12.5
2001	10.0
2000	20.9
1999	8.7

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.sprottfocustrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small-/mid-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund also generally invests a significant portion of its assets in a limited number of stocks, which may involve considerably more risk than a broadly diversified portfolio because a decline in the value of any one of these stocks would cause the Fund’s overall value to decline to a greater degree. Regarding the “Top Contributors” and “Top Detractors” tables shown on page 3, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2022 to date.

2022 Semi-Annual Report to Stockholders  |  7

History Since Inception

The following table details the share accumulations by an initial investor in the Fund who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

HISTORY		AMOUNT REINVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.145		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Annual distribution total $2.01		9.159	573	27,679	27,834
2008	Annual distribution total $0.47[3]		6.535	228	15,856	15,323
3/11/09	Distribution $0.09[3]		3.830	78	24,408	21,579
12/31/10					29,726	25,806
2011	Annual distribution total $0.41[3]		6.894	207	26,614	22,784
2012	Annual distribution total $0.46		6.686	255	29,652	25,549
2013	Annual distribution total $0.40		7.222	219	35,501	31,166
2014	Annual distribution total $0.42		7.890	222	35,617	31,348
2015	Annual distribution total $0.44		6.655	296	31,657	26,726
2016	Annual distribution total $0.40		6.609	287	36,709	31,423
2017	Annual distribution total $0.52		7.603	345	46,794	41,502
2018	Annual distribution total $0.69		6.782	565	38,836	33,669
2019	Annual distribution total $0.46		6.870	403	51,523	45,688
2020	Annual distribution total $0.55		6.038	603	55,033	46,996
2021	Annual distribution total $0.76		8.183	633	67,517	64,018
2022	Year-to-date distribution total $0.27		8.154	251	61,021	58,174
6/30/2022		$7,044		7,695

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions.
[3]	Includes a return of capital.

8  |  2022 Semi-Annual Report to Stockholders

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Fund work?

The Fund automatically issues shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with the Fund, your distributions are automatically reinvested unless you have otherwise instructed the Fund’s transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plan also allows registered stockholders to make optional cash purchases of shares of the Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your FUND shares with Computershare for safekeeping. Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans.

How does the Plan work for registered stockholders?

Computershare maintains the accounts for registered stockholders in the Plan and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for FUND held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plan?

You can call an Investor Services Representative at (203) 656-2430 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: Sprott Focus Trust Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 30170, College Station, TX 77842-3170, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

2022 Semi-Annual Report to Stockholders  |  9

Sprott Focus Trust	June 30, 2022 (unaudited)

Schedule of Investments
Common Stocks – 98.4%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 8.0%
AUTOMOBILES – 4.7%
Thor Industries, Inc.[1]	147,500	$11,022,675

SPECIALTY RETAIL – 3.3%
Buckle, Inc. (The)	280,000	7,753,200
Total (Cost $18,405,220)		18,775,875

CONSUMER STAPLES – 6.0%
FOOD PRODUCTS – 6.0%
Cal-Maine Foods, Inc.	230,000	11,364,300
Industrias Bachoco SAB de CV1	65,000	2,817,750

		14,182,050
Total (Cost $9,083,966)		14,182,050

ENERGY – 10.0%
ENERGY EQUIPMENT & SERVICES – 9.9%
Helmerich & Payne, Inc.	250,000	10,765,000
Pason Systems, Inc.	980,000	11,107,986
Smart Sand, Inc.[1,2]	750,000	1,500,000

		23,372,986

OIL, GAS & CONSUMABLE FUELS – 0.1%
Exxon Mobil Corp.	3,000	256,920
Total (Cost $12,212,566)		23,629,906

FINANCIALS – 17.1%
CAPITAL MARKETS – 13.0%
Artisan Partners Asset Management, Inc.	320,000	11,382,400
Ashmore Group plc[1]	1,500,000	4,049,958
Federated Hermes, Inc.	360,000	11,444,400
Value Partners Group Ltd.	10,000,000	3,772,239

		30,648,997

DIVERSIFIED FINANCIAL SERVICES – 4.1%
Berkshire Hathaway, Inc.[2]	35,000	9,555,700
Total (Cost $36,138,021)		40,204,697

INDUSTRIALS – 5.9%
AEROSPACE & DEFENSE – 4.3%
AerSale Corp.[2]	700,000	10,157,000

MARINE – 1.6%
Clarkson plc	100,000	3,664,074
Total (Cost $8,632,874)		13,821,074

INFORMATION TECHNOLOGY – 7.1%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 3.6%
Vishay Intertechnology, Inc.	480,000	8,553,600

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.2%
Cirrus Logic, Inc.[2]	3,000	217,620
Lam Research Corp.	500	213,075

		430,695

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS – 3.3%
Western Digital Corp.[2]	170,000	7,621,100
Total (Cost $16,492,292)		16,605,395

Schedule of Investments

	SHARES	VALUE

MATERIALS – 34.6%
CHEMICALS – 4.2%
Westlake Chemical Corp.	100,000	$9,802,000

METALS & MINING – 30.4%
Agnico Eagle Mines Ltd.	160,000	7,321,600
Barrick Gold Corp.	250,000	4,422,500
Centamin plc	2,500,000	2,389,561
DDH1 Ltd.	10,000,000	4,417,601
Gemfields Group Ltd.[1]	15,000,000	2,710,718
Hochschild Mining plc	2,700,000	3,171,676
Major Drilling Group International, Inc.[2]	900,000	6,313,704
Nucor Corp.	90,000	9,396,900
Pan American Silver Corp.	200,000	3,934,000
Reliance Steel & Aluminum Co.	65,000	11,040,900
Schnitzer Steel Industries, Inc.	230,000	7,553,200
Seabridge Gold, Inc.[2]	300,000	3,729,000
Sims Ltd.	13,500	127,755
Steel Dynamics, Inc.	75,000	4,961,250

		71,490,365
Total (Cost $73,787,350)		81,292,365

REAL ESTATE – 9.7%
REAL ESTATE MANAGEMENT & DEVELOPMENT – 9.7%
FRP Holdings, Inc.[2]	120,000	7,242,000
Kennedy-Wilson Holdings, Inc.	545,000	10,322,300
Marcus & Millichap, Inc.	145,000	5,363,550

		22,927,850
Total (Cost $15,854,097)		22,927,850

TOTAL COMMON STOCKS
(Cost $190,606,386)		231,439,212

REPURCHASE AGREEMENT – 1.6%
Fixed Income Clearing Corporation, 0.24% dated 6/30/22, due 07/01/22, maturity value $3,750,294 (collateralized by obligations of various U.S. Treasury Note, 3.25% due 06/30/27, valued at $3,825,355)		3,750,269
Total (Cost $3,750,269)		3,750,269

SECURITIES LENDING COLLATERAL – 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.56%[3]	213,109	213,109
Total (Cost $213,109)		213,109

TOTAL INVESTMENTS – 100.1%
(Cost $194,569,764)		235,402,590

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%		(274,925)

NET ASSETS – 100.0%		$235,127,665

[1]

As of June 30, 2022, the security (or a portion of the security) was on loan. As of June 30, 2022, the market value of securities loaned was $12,471,702. The loaned securities were secured with cash collateral of $213,109 and non-cash collateral with a value of $ 12,833,041. The non-cash collateral received consists of equity securities, and is held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

[2]	Non-Income producing.
[3]	Represents an investment of securities lending cash collateral.

10 | 2022 Semi-Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Sprott Focus Trust	June 30, 2022 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value	$231,652,321
Repurchase agreements (at value which equals cost)	3,750,269
Foreign currencies at value	51,773
Cash	25,000
Receivable for investments sold	572,887
Receivable for dividends and interest	200,375
Receivable for securities lending income	1,496
Prepaid expenses and other assets	17,288
Total Assets	236,271,409
LIABILITIES:
Obligation to return securities lending collateral	213,109
Payable for investments purchased	653,977
Payable for investment advisory fee	210,023
Audit fees	18,515
Legal fees	14,154
Administration fees	6,197
Accrued expenses	27,769
Total Liabilities	1,143,744
Net Assets	$235,127,665
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 29,633,555 shares outstanding (150,000,000 shares authorized)	$192,033,226
Distributable earnings	43,094,439
Net Assets (net asset value per share $7.93)	$235,127,665
Investments (excluding repurchase agreements) at identified cost	$190,819,495
Foreign currencies at cost	$51,669
Market Value of securities on loan	$12,471,702

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2022 Semi-Annual Report to Stockholders | 11

Sprott Focus Trust	June 30, 2022 (unaudited)

Statement of Operations

INVESTMENT INCOME:

INCOME:
Dividends	$3,426,270
Foreign withholding tax	(59,737)
Interest	1,005
Securities lending	15,839
Total Income	3,383,377
EXPENSES:
Investment advisory fees	1,325,642
Stockholders reports	30,313
Custody and transfer agent fees	43,820
Directors’ fees	5,206
Audit fees	18,497
Legal fees	23,556
Administrative and office facilities	20,364
Other expenses	46,344
Total expenses	1,513,742
Compensating balance credits	(11)
Net expenses	1,513,731
Net Investment Income (loss)	1,869,646
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	3,719,851
Foreign currency transactions	(14,100)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments and foreign currency translations	(30,874,751)
Other assets and liabilities denominated in foreign currency	(1)
Net realized and unrealized gain (loss) on investments and foreign currency	(27,169,001)
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(25,299,355)

12 | 2022 Semi-Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Sprott Focus Trust	June 30, 2022 (unaudited)

Statement of Changes

		SIX MONTHS ENDED JUNE 30, 2022 (UNAUDITED)		YEAR ENDED DEC. 31, 2021

INVESTMENT OPERATIONS:
Net investment income (loss)	$	1,869,646	$	4,587,687
Net realized gain (loss) on investments and foreign currency		3,705,751		21,186,398
Net change in unrealized appreciation (depreciation) on investments and foreign currency		(30,874,752)		25,916,794
Net increase (decrease) in net assets from investment operations		(25,299,355)		51,690,879
DISTRIBUTIONS:
Total Distributions		(8,089,138)		(22,028,451)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions		3,810,499		13,406,853
Shares Redeemed		(3,981,898)		(17,282,698)
Total capital stock transactions		(171,399)		(3,875,845)
Net increase (decrease) in Net Assets		(33,559,892)		25,786,583
NET ASSETS
Beginning of period		268,687,557		242,900,974
End of period	$	235,127,665	$	268,687,557

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2022 Semi-Annual Report to Stockholders | 13

Sprott Focus Trust	June 30, 2022 (unaudited)

Financial Statements

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS ENDED JUNE 30, 2022 (UNAUDITED)	YEAR ENDED DEC. 31, 2021	YEAR ENDED DEC. 31, 2020	YEAR ENDED DEC. 31, 2019	YEAR ENDED DEC. 31, 2018	YEAR ENDED DEC. 31, 2017
Net Asset Value, Beginning of Period	$9.07	$8.08	$8.30	$6.69	$8.93	$8.07
INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.06	0.16	0.15	0.12	0.17	0.09
Net realized and unrealized gain (loss) on investments and foreign currency	(0.93)	1.57	0.24	1.99	(1.67)	1.33
Total investment operations	(0.87)	1.73	0.39	2.11	(1.50)	1.42
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.27)	(0.35)	(0.33)	(0.07)	(0.24)	(0.09)
Net realized gain on investments and foreign currency	—	(0.41)	(0.22)	(0.39)	(0.45)	(0.43)
Total distributions to Common Stockholders	(0.27)	(0.76)	(0.55)	(0.46)	(0.69)	(0.52)
CAPITAL STOCK TRANSACTIONS:
Effect of share repurchase program	0.02	0.06	0.00 [2]	—	—	—
Effect of reinvestment of distributions by Common Stockholders	(0.02)	(0.04)	(0.06)	(0.04)	(0.05)	(0.04)
Total capital stock transactions	—	0.02	(0.06)	(0.04)	(0.05)	(0.04)
Net Asset Value, End of Period	$7.93	$9.07	$8.08	$8.30	$6.69	$8.93
Market Value, End of Period	$7.56	$8.60	$6.90	$7.36	$5.78	$7.92
TOTAL RETURN:[3]
Net Asset Value	(9.58)%[4]	22.93%	6.80%	32.67%	(17.01)%	18.46%
Market Value	(9.09)%[4]	36.49%	2.86%	36.17%	(19.15)%	22.17%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Investment Advisory fee expense	1.00%[5]	1.00%	1.00%	1.00%	1.00%	1.00%
Other operating expenses	0.14%[5]	0.12%	0.18%	0.11%	0.24%	0.26%
Net expenses	1.14%[5]	1.12%	1.18%	1.11%	1.20%	1.20%
Expenses prior to balance credits	1.14%[5]	1.12%	1.18%	1.11%	1.24%	1.26%
Net investment income (loss)	1.41%[5]	1.70%	2.04%	1.57%	2.00%	1.11%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$235,128	$268,688	$242,901	$235,322	$181,749	$227,992
Portfolio Turnover Rate	12%	22%	35%	30%	31%	29%

[1]	Calculated using average shares outstanding during the period.
[2]	Represents less than $0.01
[3]

The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed, for the purposes of this calculation, to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[4]	Not annualized.
[5]	Annualized.

14 | 2022 Semi-Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Sprott Focus Trust

Notes to Financial Statements (unaudited)

Organization:

Sprott Focus Trust, Inc. (the “Fund”) is a diversified closed-end investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on March 2, 1988, and Sprott Asset Management LP and Sprott Asset Management USA Inc. (collectively, “Sprott”) assumed investment management responsibility for the Fund after the close of business on March 6, 2015. Royce & Associates, LLC was the Fund’s previous investment manager.

Summary of Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services- Investment Companies” and Accounting Standards Update 2013-08.

At June 30, 2022, officers, employees of Sprott, Fund directors, and other affiliates owned approximately 50% of the Fund.

USE OF ESTIMATES:

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates.

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the Investment Company Act of 1940 (the “1940 Act”), under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements).
Level 3 –

significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

2022 Semi-Annual Report to Stockholders  |  15

Sprott Focus Trust

Notes to Financial Statements (unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s investments as of June 30, 2022 based on the inputs used to value them. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$231,439,212	$—	$—	$231,439,212
Cash Equivalents	—	3,750,269	—	3,750,269
Securities Lending Collateral	213,109	—	—	213,109
Total	$231,652,321	$3,750,269	$—	$235,402,590

On June 30, 2022, foreign common stocks in the Fund were valued at the last reported sale price or official closing price as the Fund’s fair value pricing procedures did not require the use of the independent statistical fair value pricing service. There were no transfers between levels for investments held at the end of the period.

COMMON STOCK:

The Fund invests a significant amount of assets in common stock. The value of common stock held by the Fund will fluctuate, sometimes rapidly and unpredictably, due to general market and economic conditions, perceptions regarding the industries in which the issuers of common stock held by the Fund participate or factors relating to specific companies in which the Fund invests.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The maturity associated with these securities is considered continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock pursuant to a managed distribution policy at the annual rate of 6% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.5% of the rolling average or the distribution required by IRS regulations. Distributions are recorded on ex-dividend date and to the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year-end is distributed in the following year.

16  |  2022 Semi-Annual Report to Stockholders

Sprott Focus Trust

Notes to Financial Statements (unaudited) (continued)

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non- cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one fund managed by Sprott are allocated equitably.

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances. The amount of credits earned on the Fund’s cash on deposit amounted to $11 for the period ended June 30, 2022.

CAPITAL STOCK:

The Fund issued 466,752 and 1,636,302 shares of Common Stock as reinvestments of distributions for the period ended June 30, 2022 and the year ended December 31, 2021, respectively.

On November 20, 2020, as part of its evaluation of options to enhance shareholder value, the Board of Trustees (the “Board”) authorized the Fund to repurchase up to $50 million in aggregate purchase price of the currently outstanding shares of the Fund’s common stock through 2021. Under this share repurchase program, the Fund could purchase up to 5% of its outstanding common shares as of November 20, 2020, in the open market, until December 31, 2021. The Fund will retire immediately all such common shares that it repurchases in connection with the share repurchase program. The Board of Trustees reauthorized an additional 5% repurchase of shares for Sprott Focus Trust on June 3rd, 2022 until December 31, 2022. In March 2022, the Fund suspended purchases under the share repurchase program.

The following table summarizes the Fund’s share repurchases under its share repurchase program for the period ended June 30, 2022 and the year ended December 31, 2021:

	For the period ended June 30, 2022	For year ended December 31, 2021
Dollar amount repurchased	$3,981,898	$17,282,698
Shares repurchased	447,510	2,099,831
Average price per share (including commission)	$8.91	$8.29
Weighted average discount to NAV	5.07%	9.89%

INVESTMENT ADVISORY AGREEMENT:

The Investment Advisory Agreement between Sprott and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets. The Fund accrued and paid investment advisory fees totaling $1,325,642 to Sprott for the period ended June 30, 2022.

PURCHASES AND SALES OF INVESTMENT SECURITIES:

For the period ended June 30, 2022, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $30,313,969 and $38,223,838, respectively.

Lending of Portfolio Securities:

The Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. The Fund receives cash collateral, which may be invested by the lending agent in short-term instruments, in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market

2022 Semi-Annual Report to Stockholders  |  17

Sprott Focus Trust

Notes to Financial Statements (unaudited) (continued)

value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. As June 30, 2022, the cash collateral received by the Fund was invested in the State Street Navigator Securities Lending Government Money Market Portfolio, which is a 1940 Act registered money market fund. To the extent that advisory or other fees paid by the State Street Navigator Securities Lending Government Money Market Portfolio are for the same or similar services as fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns. Information regarding the value of the securities loaned and the value of the collateral at period end is included in the Schedule of Investments. The Fund could experience a delay in recovering its securities, a possible loss of income or value and record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. These loans involve the risk of delay in receiving additional collateral in the event that the collateral decreases below the value of the securities loaned and the risks of the loss of rights in the collateral should the borrower of the securities experience financial difficulties.

As of June 30, 2022, the Fund had outstanding loans of securities to certain approved brokers for which the Fund received collateral:

Market Value of Loaned Securities	Market Value of Cash Collateral	Market Value of Non Cash Collateral	Total Collateral
$12,471,702	$213,109	$12,833,041	$13,046,150

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2022.

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Gross Asset Amounts Presented in Statement of Assets and Liabilities(a)	Financial Instrument	Collateral Received(b)	Net Amount (not less than $0)
$12,471,702	$—	$(12,471,702)	$—
(a)	Represents market value of loaned securities at period end.
(b)	The actual collateral received is greater than the amount shown here due to collateral requirements of the security lending agreement.

All securities on loan are classified as Common Stock in the Fund’s Schedule of Investments as of June 30, 2022, with a contractual maturity of overnight and continuous.

RECENT ACCOUNTING PRONOUNCEMENTS:

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The new rule does not impact the Fund’s financial statements.

Other information regarding the Fund is available in the Fund’s most recent Report to Stockholders. This information is available through Sprott Asset Management’s website (www.sprottfocustrust.com) and on the Securities and Exchange Commission’s website (www.sec.gov).

18  |  2022 Semi-Annual Report to Stockholders

Directors and Officers

All Directors and Officers may be reached c/o Sprott Asset Management LP, 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J 2J1.

W. Whitney George, Director1, Senior Portfolio Manager

Year of Birth: 1958  |  Number of Funds Overseen: 1  |  Tenure: Director since 2013; Term expires 2024  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: Chief Executive Officer of Sprott Inc. since June 2022; President of Sprott Inc. from January 2019 to June 2022; Executive Vice President of Sprott Inc. from January 2016 to January 2019; Chief Investment Officer of Sprott Asset Management, LP, a registered investment adviser, since April 2018; Senior Portfolio Manager since March 2015 and Chairman since January 2017, Sprott Asset Management USA Inc.

Michael W. Clark, Director

Year of Birth: 1959  |  Number of Funds Overseen: 5  |  Tenure: Director since 2015; Term expires 2022  |  Other Directorships: Board of the Sprott Funds Trust

Principal Occupation(s) During Past Five Years: President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company since 2005.

Peyton T. Muldoon, Director

Year of Birth: 1969  |  Number of Funds Overseen: 5  |  Tenure: Director since 2017; Term expires 2023  |  Other Directorships: Board of the Sprott Funds Trust

Principal Occupation(s) During Past 5 Years: Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm since 2011.

Leslie Barrett, Director

Year of Birth: 1965 | Number of Funds Overseen:

5  |  Tenure: Director since 2022; Term expires 2022  |  Other Directorships: Board of the Sprott Funds Trust

Principal Occupations During past 5 years: Senior Software Engineer at Bloomberg LP specializing in Natural Language Processing and Machine Learning since 2012.

James R. Pierce, Jr., Director

Year of Birth: 1956  |  Number of Funds Overseen: 5  |  Tenure: Director since 2015; Term expires 2024  |  Other Directorships: Board of the Sprott Funds Trust

Principal Occupation(s) During Past Five Years: Chairman of JLT Specialty Insurance Services, Inc. since September, 2014.

Thomas W. Ulrich, President, Secretary, Chief Compliance Officer

Year of Birth: 1963  |  Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Managing Director, Sprott Inc. group of companies (since January 2018); General Counsel and Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); In-House Counsel and Chief Compliance Officer of Sprott Global Resource Investments Ltd. (since October, 2012).

Varinder Bhathal, Treasurer

Year of Birth: 1971  |  Tenure: since 2017

Principal Occupation(s) During Past 5 Years: Chief Financial Officer of Sprott Asset Management LP since Dec 2018;

Managing Director, Corporate Finance and Investment Operations of Sprott Inc. since Oct 2017; Chief Financial Officer of Sprott Capital Partners since Oct 2016; Vice President, Finance of Sprott Inc. Dec 2015 to Oct 2017.

[1]

Mr. George is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to several relationships including his position as President of Sprott, Inc., the parent company of Sprott Asset Management USA Inc., the Fund’s sub-adviser.

The Statement of Additional Information has additional information about the Fund’s Directors and is available without charge, upon request, by calling (203) 656-2340.

2022 Semi-Annual Report to Stockholders  |  19

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movement and future outlook are solely the opinion of Sprott at June 30, 2022 and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Fund’s portfolio and Sprott’s investment intentions with respect to those securities reflect Sprott’s opinions as of June 30, 2022, and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in the Fund in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Fund on the website at www.sprottfocustrust.com.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Sprott by Russell Investments.

The Price-Earnings, or P/E, Ratio is calculated by dividing a fund’s share price by its trailing 12-month earnings-per share (EPS). The Price-to- Book, or P/B, Ratio is calculated by dividing a fund’s share price by its book value per share. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Fund’s future operating results
•	the prospects of the Fund’s portfolio companies
•	the impact of investments that the Fund has made or may make
•	the dependence of the Fund’s future success on the general economy and its impact on the companies and industries in which the Fund invests, and
•	the ability of the Fund’s portfolio companies to achieve their objectives.

This report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Fund has based the forward-looking statements included in this report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although the Fund undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions

The Board authorized a share repurchase program, under which the Fund may purchase up to 5% of its outstanding common shares between November 20, 2020 and December 31, 2021. On June 3, 2022, the Board approved the purchase of an additional 5% of the Fund’s outstanding common shares until December 31, 2022. Any such repurchase would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

The Fund is also authorized to offer its common stockholders an opportunity to subscribe for additional shares of its common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within the Board’s discretion.

Proxy Voting

A copy of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Fund’s website at www.sprottfocustrust.com, by calling (203) 656-2430 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov.

20  |  2022 Semi-Annual Report to Stockholders

Notes to Performance and Other Important Information (continued)

Quarterly Portfolio Disclosure

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at www.sec.gov. The Fund’s holdings are also on the Fund’s website (www.sprottfocustrust.com) approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted.

2022 Semi-Annual Report to Stockholders  |  21

www.sprott.com

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not applicable to this semi-annual report.

Item 6. Investments.

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to this semi-annual report

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to this semi-annual report.

(b) There have been no changes to the portfolio managers identified in Item 8(a) in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period – as indicated by Trade Date.[1,3]	(a) Total Number of Shares (or Units) Purchased[2]	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs[5]
Month #1 Jan 3 to Jan 20, 2022	135,118	$8.7503	135,118
Month #2 Mar 22 to Mar 31, 2022	70,871	$9.0543	70,871
Month #3 Apr 1 to Apr 29, 2022	167,026	$9.0446	167,026
Month #4 May 2 to May 11, 2022	74,495	$8.6794	74,495

1.	The share repurchase program was announced on November 20, 2020.
2.	The dollar amount approved under the repurchase program is $50,000,000.
3.	The expiration date of the program was initially December 31, 2021; the program was reauthorized by the Board on June 3, 2022 to run through December 31, 2022.
4.	No plans have expired during the period.
5.	No limit has been placed on the number of shares to be repurchased by the Registrant other than those imposed by federal securities laws.

Item 10. Submission of Matters to a Vote of Security Holders. There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board implemented after the Registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There was no change in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

During Sprott Focus Trust (the “Fund”) most recent fiscal year to date as of June 30, 2022, State Street Bank and Trust Company (“State Street”) served as the Fund’s securities lending agent.

As a securities lending agent, State Street is responsible for the implementation and administration of a Fund’s securities lending program. Pursuant to its respective Securities Lending Authorization Agreement (“Securities Lending Agreement”) with the Fund, State Street, as a general matter, performs various services, including the following:

•	lend available securities to institutions that are approved borrowers

•	determine whether a loan shall be made and negotiate and establish the terms and conditions of the loan with the borrower

•	ensure that all dividends and other distributions paid with respect to loaned securities are credited to the fund’s relevant account

•

receive and hold, on the fund’s behalf, or transfer to a fund account, upon instruction by the fund, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities

•	mark-to-market the market value of loaned securities relative to the market value of the collateral each business day

•

obtain additional collateral, as needed, in order to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement

•	at the termination of a loan, return the collateral to the borrower upon the return of the loaned securities

•	in accordance with the terms of the Securities Lending Agreement, invest cash collateral in permitted investments, including investments managed by the fund’s investment adviser

•

maintain records relating to the fund’s securities lending activity and provide to the fund a monthly statement describing, among other things, the loans made during the period, the income derived from the loans (or losses incurred) and the amounts of any fees or payments paid with respect to each loan

State Street is compensated for the above-described services from its securities lending revenue split. The tables below show the Fund earned and the fees and compensation it paid to service providers in connections with its securities lending activities during its most recent fiscal year.

Securities Lending Activities Income and Fees for Fiscal Year 2022
Gross income from securities lending activities
(including income from cash collateral reinvestment)	$19,989

Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$3,960

Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$—

Administrative fees not included in revenue split	—

Indemnification fee not included in revenue split	—

Rebate (paid to borrower)	$190

Other fees not included in revenue split	—

Aggregate fees/compensation for securities lending activities and related services	$4,150

Net income from securities lending activities	$15,839

Item 13. Exhibits. Attached hereto.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPROTT FOCUS TRUST, INC.

By:	/s/ Thomas W. Ulrich
Thomas W. Ulrich
President

Date: August 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SPROTT FOCUS TRUST, INC.		SPROTT FOCUS TRUST, INC.

By:	/s/ Thomas W. Ulrich	By:	/s/ Varinder Bhathal
	Thomas W. Ulrich		Varinder Bhathal
	(Principal Executive Officer)		(Principal Financial Officer)

Date: August 24, 2022		Date: August 24, 2022